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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, For Use by the Commission
[_] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                         Nations Separate Account Trust
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

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                                                       [GRAPHIC]
                                                 2002 Shareholder Proxy
                                        ----------------------------------------
                                        Your Investment - Your Right - Your Vote

February 2002


Dear Shareholder:


We recently sent you proxy materials in connection with the Nations Funds 2002 proxy. To date, we have not yet received your vote. Your vote matters! Please take a moment now to review the enclosed proxy statement.

For speed and convenience, we're offering a choice of three voting methods:
Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

On the Internet
1. Go to www.proxyvote.com - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the instructions on the Web site to complete your vote.


By phone
1. Call toll-free 1.800.690.6903 - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the recorded instructions.


By mail
1. Complete and sign the enclosed proxy card.
2. Mail it in the postage-paid return envelope provided.



The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

                                        [LOGO]
                                        Nations Funds
PROXYREMREG
220205 (02/02)

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

                                                       [GRAPHIC]
                                                 2002 Shareholder Proxy
                                        ----------------------------------------
                                        Your Investment - Your Right - Your Vote

February 2002


Dear Shareholder:


We recently sent you proxy materials in connection with the Nations Funds 2002 proxy. To date, we have not yet received your vote. Your vote matters! Please take a moment now to review the enclosed proxy statement.

For speed and convenience, we're offering a choice of three voting methods:
Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

On the Internet
1. Go to www.proxyvote.com - available 24 hours a day, 7 days a week.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the instructions on the Web site to complete your vote.


By phone
1. Call the toll-free number shown on your proxy ballot.
2. Enter the 12-digit control number that appears on your proxy card.
3. Follow the recorded instructions.


By mail
1. Complete and sign the enclosed proxy card.
2. Mail it in the postage-paid return envelope provided.



The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

                                        [LOGO]
                                        Nations Funds

PROXYREMBEN
220206 (02/02)

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.